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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 17, 2000




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   1-12881                   75-2085454
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)



                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable
   (former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 17, 2000, Lone Star Technologies, Inc. ("Lone Star") announced its earnings for the second quarter 2000 which ended on June 30, 2000 in a press release (the "Press Release").

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses being acquired.

         Not applicable.

         (b)      Pro forma financial information.

         Not applicable.

         (c)      Exhibits

99.1 Press release dated July 17, 2000, announcing Lone Star's earnings for the second quarter 2000 which ended on June 30, 2000.













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LONE STAR TECHNOLOGIES, INC.



Date:   July 18, 2000                            By:  /s/ Charles J. Keszler
                                                    ---------------------------
                                                    Charles J. Keszler
                                                    Vice President - Finance











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                                INDEX TO EXHIBITS


Item
Number                     Exhibit
------                     -------

99.1 Press release dated July 17, 2000, announcing Lone Star's earnings for the second quarter 2000 which ended on June 30, 2000.























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